                                                                    EXHIBIT 99.2

                          EL PASO NATURAL GAS COMPANY

                             LETTER OF TRANSMITTAL

                                      FOR

                           TENDER OF ALL OUTSTANDING
                         8 3/8% NOTES DUE JUNE 15, 2032

                                IN EXCHANGE FOR

                         8 3/8% Notes Due June 15, 2032
                      That Have Been Registered Under the
                             Securities Act of 1933

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
2002, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS IN THE EXCHANGE OFFER MAY
    BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
                                EXPIRATION DATE.
--------------------------------------------------------------------------------

                         Deliver to the Exchange Agent:
                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                                    By Mail:
                          DB Services Tennessee, Inc.
                              Reorganization Unit
                                P.O. Box 292737
                            Nashville, TN 37229-2737

       By Registered or Certified Mail
            or Overnight Courier:                           By Hand in New York:
         DB Services Tennessee, Inc.                Deutsche Bank Trust Company Americas
      Corporate Trust & Agency Services        C/O The Depository Trust Clearing Corporation
             Reorganization Unit                         55 Water Street, 1st floor
           648 Grassmere Park Road                         Jeanette Park Entrance
             Nashville, TN 37211                             New York, NY 10041

                           By Facsimile Transmission:
                        (for Eligible Institutions Only)
                              Fax: (615) 835-3701

                             Confirm by Telephone:
                                 (615) 835-3572

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt and review of the prospectus
dated        , 2002 (the "Prospectus") of El Paso Natural Gas Company, a
Delaware corporation ("El Paso Natural Gas"), and this Letter of Transmittal, which together describe the offer of El Paso Natural Gas (the "exchange offer") to exchange 8 3/8% Notes due June 15, 2032 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part, for a like principal amount of 8 3/8% Notes due June 15, 2032 (the "Old Notes"). Certain terms used but not defined herein have the respective meanings given to them in the Prospectus.

     El Paso Natural Gas reserves the right, at any time or from time to time, to extend the exchange offer at its discretion, in which event the term "expiration date" shall mean the latest date to which the exchange offer is extended. El Paso Natural Gas shall give notice of any extension by giving oral, confirmed in writing, or written notice to the exchange agent and by making a public announcement by press release to the Dow Jones News Service prior to 9:00 a.m., New York City time, on the first business day after the previously scheduled expiration date. The term "business day" shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

     This Letter of Transmittal is to be used by a holder of Old Notes if (i) Old Notes, are to be physically forwarded herewith to the exchange agent or (ii) if delivery of Old Notes is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes." Tenders by book-entry transfer may also be made by delivering an agent's message (as defined in the Prospectus) pursuant to DTC's Automated Tender Offer Program in lieu of this Letter of Transmittal. Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes and all other documents required by this Letter of Transmittal to the exchange agent on or prior to the expiration date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes -- Guaranteed Delivery." See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "holder" with respect to the exchange offer means any person in whose name Old Notes are registered on the books of El Paso Natural Gas or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

----------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF OLD NOTES TENDERED
----------------------------------------------------------------------------------------------------------------------
                                                                          TENDERED
                                                                         OLD NOTE(S)
NAME(S) AND ADDRESS(ES) OF REGISTERED  -------------------------------------------------------------------------------
HOLDER(S) EXACTLY AS NAME(S) APPEAR(S)      PRINCIPAL
            ON OLD NOTES.                  REPRESENTED                             REGISTERED       AGGREGATE AMOUNT
     (PLEASE FILL IN, IF BLANK).           TENDERED**       PRINCIPAL AMOUNT       NUMBERS(S)*         BY BOND(S)
----------------------------------------------------------------------------------------------------------------------

                                          ------------------------------------------------------------------------

                                          ------------------------------------------------------------------------

                                          ------------------------------------------------------------------------

                                          ------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 *  Need not be completed by book-entry holders.
 ** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders will be accepted only in integral multiples of $1,000.
----------------------------------------------------------------------------------------------------------------------

[ ]  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

     Name of Tendering Institution: --------------------------------------------

     Account Number: -----------------------------------------------------------

     Transaction Code Number: --------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

     Name(s) of registered holder(s) of Old Notes: -----------------------------

     Date of Execution of Notice of Guaranteed Delivery: -----------------------

     Window ticket number (if available): --------------------------------------

     Name of Eligible Institution that Guaranteed Delivery: --------------------

     Account number (if delivered by book-entry transfer): ---------------------

[ ] CHECK HERE IF YOU ARE BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO:

Name: --------------------------------------------------------------------------

Address: -----------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to El Paso Natural Gas for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to El Paso Natural Gas all right, title and interest in and to the Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of El Paso Natural Gas in connection with the exchange offer) with respect to the tendered Old Notes with full power of substitution to:

     - deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the DTC, to El Paso Natural Gas and deliver all accompanying evidences of transfer and authenticity, and

     - present such Old Notes for transfer on the books of El Paso Natural Gas and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes,

all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that El Paso Natural Gas will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by El Paso Natural Gas.

     The undersigned acknowledge(s) that this exchange offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Old Notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes exchanged for such New Notes directly from El Paso Natural Gas to resell pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Notes. The undersigned specifically represent(s) to El Paso that:

     - any New Notes acquired in exchange for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such New Notes;

     - the undersigned is not participating in, and has no arrangement with any person to participate in, the distribution of New Notes;

     - neither the undersigned nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of El Paso Natural Gas or a broker-dealer tendering Old Notes acquired directly from El Paso Natural Gas for resale pursuant to Rule 144A or any other available exemption under the Securities Act.

     If the undersigned is not a broker-dealer, the undersigned further represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the exchange offer for the purpose of distributing the New Notes:

     - the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC; and

     - failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by El Paso Natural Gas.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or El Paso Natural Gas to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by DTC.

     For purposes of the exchange offer, El Paso Natural Gas shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if El Paso Natural Gas gives oral or written notice thereof to the exchange agent. Any tendered Old Notes that are not accepted for exchange pursuant to the exchange offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the expiration date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned acknowledges that the acceptance of properly tendered Old Notes by El Paso Natural Gas pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and El Paso upon the terms and subject to the conditions of the exchange offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that El Paso Natural Gas has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if El Paso Natural Gas does not accept for exchange any of the Old Notes so tendered for exchange.

--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

        To be completed ONLY (i) if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

   Issue New Notes and/or Old Notes to:

   Name:------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

   Address: --------------------------------------------------------------------


   -----------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   -----------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

   [ ] Credit unexchanged Old Notes delivered by book-entry transfer to DTC account number set forth below:

       DTC account number: -----------------------------------------------------

                         (COMPLETE SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

        To be completed ONLY if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

   Mail or deliver New Notes and/or Old Notes to:

   Name: -----------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

   Address: --------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

--------------------------------------------------------------------------------

                                   IMPORTANT
                   PLEASE SIGN HERE WHETHER OR NOT OLD NOTES
                      ARE BEING PHYSICALLY TENDERED HEREBY
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

X ------------------------------------------------------------------------------

X ------------------------------------------------------------------------------
              (SIGNATURE(S) OF REGISTERED HOLDER(S) OF OLD NOTES)

Dated: ------------------------------------, 2002

(The above lines must be signed by the registered holder(s) of Old Notes as name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by El Paso Natural Gas, submit evidence satisfactory to El Paso Natural Gas of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name: --------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity: ----------------------------------------------------------------------

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: -----------------------------------------------

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution: ----------------------------
                                                       (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

Dated: ------------------------------------, 2002

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Old Notes or Book-Entry Confirmations. All physically delivered Old Notes or any confirmation of a book-entry transfer to the exchange agent's account at DTC of Old Notes tendered by book-entry transfer (a "book-entry confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or agent's message (as defined in the Prospectus) in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the expiration date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the expiration date. No Letter of Transmittal or Old Notes should be sent to El Paso Natural Gas.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the exchange agent prior to the expiration date or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an agent's message (as defined in the Prospectus), must tender their Old Notes according to the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures:

     - such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "eligible institution");

     - prior to the expiration date, the exchange agent must have received from the eligible institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the total principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the expiration date, this Letter of Transmittal (or facsimile hereof) together with the Old Notes in proper form for transfer (or a book-entry confirmation) and any other documents required hereby, will be deposited by the eligible institution with the exchange agent; and

     - the certificates for all physically tendered shares of Old Notes, in proper form for transfer (or book-entry confirmation, as the case may be) and all other documents required hereby are received by the exchange agent three New York Stock Exchange trading days after the expiration date.

     Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the expiration date. Upon request of the exchange agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

     See "The Exchange Offer -- Procedures for Tendering Old Notes -- Guaranteed Delivery" section of the Prospectus.

     3. Tender by Holder. Only a holder of Old Notes may tender such Old Notes in the exchange offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder.

     4. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Old Notes Tendered" above. The entire principal amount of Old Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

     5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Old Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by El Paso Natural Gas, evidence satisfactory to El Paso Natural Gas of their authority to act must be submitted with this Letter of Transmittal.

     Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an eligible institution.

     No signature guarantee is required if:

     - this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein (or by a participant in the DTC whose name appears on a security position listing as the owner of the tendered Old Notes) and the New Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the DTC, deposited to such participant's account at such
       DTC) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Issuance Instructions" has been completed; or

     - such Old Notes are tendered for the account of an eligible institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an eligible institution.

     6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. Transfer Taxes. El Paso Natural Gas will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the exchange offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

     8. Tax Identification Number. Federal income tax law requires that a holder of any Old Notes that are accepted for exchange must provide El Paso Natural Gas (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If El Paso Natural Gas is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that:

     - the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends; or

     - the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     El Paso Natural Gas reserves the right in its sole discretion to take whatever steps are necessary to comply with El Paso Natural Gas' obligations regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by El Paso Natural Gas in its sole discretion, which determination will be final and binding. El Paso Natural Gas reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the acceptance of which would, in the opinion of El Paso Natural Gas or its counsel, be unlawful. El Paso Natural Gas also reserves the absolute right to waive any conditions of the exchange offer or defects or irregularities in tenders as to particular Old Notes. The interpretation of the terms and conditions by El Paso Natural Gas of the exchange offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as El Paso Natural Gas shall determine. Neither El Paso Natural Gas, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Old Notes nor shall any of them incur any liability for failure to give such information.

     10. Waiver of Conditions. El Paso Natural Gas reserves the absolute right to waive, in whole or in part, any of the conditions to the exchange offer set forth in the Prospectus.

     11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

     13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

     14. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption "The Exchange
Offer -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

----------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                   PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT     ----------------------------
 FORM W-9                     THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.    Social Security Number(s)
 UNITED STATES DEPARTMENT OF
 THE TREASURY                                                                                  or
 INTERNAL REVENUE SERVICE
                                                                                  ----------------------------
                                                                                     Employer Identification
                                                                                             Number
                             -----------------------------------------------------------------------------------
 PAYER'S REQUEST FOR          PART 2 -- Certification -- Under penalties of
 TAXPAYER IDENTIFICATION      perjury, I certify that:                                      PART 3 --
 NUMBER ("TIN")                                                                           Awaiting TIN
                              (1) The number shown on this form is my correct
                                  taxpayer identification number (or I am                      [ ]
                                  waiting for a number to be issued to me), and
                              (2) I am not subject to backup withholding either
                                  because I have not been notified by Internal
                                  Revenue Service ("IRS") that I am subject to
                                  backup withholding as a result of a failure to
                                  report all interest or dividends or the IRS
                                  has notified me that I am no longer subject to
                                  backup withholding.
                             -----------------------------------------------------------------------------------
                              CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.
----------------------------------------------------------------------------------------------------------------

Signature --------------------                                                Date -------------------- , 2002

Name (Please Print) --------------------------------
----------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate United States Internal Revenue Service Center or Social Security Administration Office, or (2) if I do not provide a taxpayer identification number to the payer within 60 days, I will be subject to backup withholding tax of 31% of all reportable payments made to me thereafter until I provide a taxpayer identification number.

Signature --------------------                  Date -------------------- , 2002

Name (Please Print) --------------------------------

                     CERTIFICATE FOR FOREIGN RECORD HOLDERS
--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER--Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------
                                   GIVE THE
FOR THIS TYPE OF ACCOUNT:          SOCIAL SECURITY
                                   NUMBER OF--
------------------------------------------------------
 1.  An individual's account       The individual
 2.  Two or more individuals       The actual owner of
     (joint account)               the account or, if
                                   combined funds, any
                                   one of the
                                   individuals(1)
 3.  Husband and wife (joint       The actual owner of
     account)                      the account or, if
                                   joint funds, either
                                   person(1)
 4.  Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint        The adult or, if
     account)                      the minor is the
                                   only contributor,
                                   the minor(l)
 6.  Account in the name of        The ward, minor, or
     guardian or committee for a   incompetent
     designated ward, minor, or    person(3)
     incompetent person
 7.  a. The usual revocable        The grantor-
        savings trust account      trustee(1)
        (grantor is also trustee)
     b. So-called trust account    The actual owner(1)
        that is not a legal or
        valid trust under State
        law
------------------------------------------------------


------------------------------------------------------
                                   GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:          IDENTIFICATION
                                   NUMBER OF--
------------------------------------------------------
 8.  Sole proprietorship account   The owner(4)
 9.  A valid trust, estate, or     Legal entity (Do
     pension trust                 not furnish the
                                   identifying number
                                   of the personal
                                   representative or
                                   trustee unless the
                                   legal entity itself
                                   is not designated
                                   in the account
                                   title.)(5)
10.  Corporate account             The corporation
11.  Religious, charitable, or     The organization
     educational organization
     account
12.  Partnership account held in   The partnership
     the name of the business
13.  Association, club or other    The organization
     tax-exempt organization
14.  A broker or registered        The broker or
     nominee                       nominee
15.  Account with the Department   The public entity
     of Agriculture in the name
     of a public entity (such as
     a State or local government,
     school district, or prison)
     that receives agricultural
     program payments
------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a new number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments including the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under Section 501(a) or an individual retirement plan.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under Section 584(a).
  - An exempt charitable remainder trust, or a non-exempt trust described in
    Section 4947(a)(l).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under Section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of personage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to nominees.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt interest dividends under Section 852).
  - Payments described in Section 6049(b)(5) to non-resident aliens.
  - Payments on tax-free covenant bonds under Section 1451.
  - Payments made on certain foreign organizations.
  - Payments made to a nominee.
  Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.
  FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041(a), 6045 and 6050A.

PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                       FOR ADDITIONAL INFORMATION CONTACT
                           YOUR TAX CONSULTANT OR THE
                            INTERNAL REVENUE SERVICE